                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA  02110-4103
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       11/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Technology Innovation Fund

Semiannual Report to Shareholders

November 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2003

Classes A, B and C

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have a 1% front-end sales charge, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings for all periods shown for Class A reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Technology Innovation Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Technology Innovation Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	22.04%	25.75%	-22.42%	2.49%	4.32%
Class B	21.52%	24.63%	-23.11%	1.61%	3.43%
Class C	21.52%	24.72%	-23.09%	1.63%	3.46%
Russell 2000 Index+	24.65%	36.29%	8.50%	7.99%	3.64%
Goldman Sachs Technology Composite Index++	24.33%	29.71%	-16.02%	-2.41%	1.48%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 11/30/03	$ 13.79	$ 13.44	$ 13.44
5/31/03	$ 11.30	$ 11.06	$ 11.06

Class A Lipper Rankings - Science & Technology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	229	of	327	71

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Sales Charge)
[] Scudder Technology Innovation Fund - Class A [] Russell 2000 Index+ [] Goldman Sachs Technology Composite Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

Comparative Results (Adjusted for Sales Charge)
Scudder Technology Innovation Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,852	$4,402	$10,657	$12,017
	Average annual total return	18.52%	-23.93%	1.28%	3.25%
Class B	Growth of $10,000	$12,163	$4,461	$10,730	$12,038
	Average annual total return	21.63%	-23.59%	1.42%	3.28%
Class C	Growth of $10,000	$12,347	$4,503	$10,734	$12,035
	Average annual total return	23.47%	-23.35%	1.43%	3.28%
Russell 2000 Index+	Growth of $10,000	$13,629	$12,772	$14,687	$12,247
	Average annual total return	36.29%	8.50%	7.99%	3.64%
Goldman Sachs Technology Composite Index++	Growth of $10,000	$12,971	$5,922	$8,851	$10,854
	Average annual total return	29.71%	-16.02%	-2.41%	1.48%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small US stocks.
++ The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns for the life of fund period shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/ reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns and rankings shown for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Technology Innovation Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Average Annual Total Returns
Scudder Technology Innovation Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class S	22.14%	25.95%	-22.20%	2.77%	4.61%
Class AARP	22.21%	26.02%	-22.17%	2.80%	4.64%
Russell 2000 Index+	24.65%	36.29%	8.50%	7.99%	3.64%
Goldman Sachs Technology Composite Index++	24.33%	29.71%	-16.02%	-2.41%	1.48%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 11/30/03	$ 13.92	$ 13.90
5/31/03	$ 11.39	$ 11.38

Class S Lipper Rankings - Science & Technology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	230	of	326	71
3-Year	188	of	262	72
5-Year	23	of	83	28

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Technology Innovation Fund - Class S [] Russell 2000 Index+ [] Goldman Sachs Technology Composite Index++

Yearly periods ended November 30

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

Comparative Results
Scudder Technology Innovation Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$12,595	$4,709	$11,463	$12,953
	Average annual total return	25.95%	-22.20%	2.77%	4.61%
Class AARP	Growth of $10,000	$12,602	$4,715	$11,481	$12,974
	Average annual total return	26.02%	-22.17%	2.80%	4.64%
Russell 2000 Index+	Growth of $10,000	$13,629	$12,772	$14,687	$12,247
	Average annual total return	36.29%	8.50%	7.99%	3.64%
Goldman Sachs Technology Composite Index++	Growth of $10,000	$12,971	$5,922	$8,851	$10,854
	Average annual total return	29.71%	-16.02%	-2.41%	1.48%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.
++ The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Co-Managers Jonathan Wild, Lanette Donovan and Anne Meisner discuss Scudder Technology Innovation Fund's performance, strategy and market environment for its semiannual period ended November 30, 2003.

Effective January 12, 2004, changes were made to the portfolio management team of the fund. Please see page 16 for more details.

Q: How did Scudder Technology Innovation Fund perform over its most recent semiannual period?

A: Scudder Technology Innovation Fund rose 22.04% (Class A shares unadjusted for sales charge, which, if included, would have reduced performance) for the six months ended November 30, 2003. (Please see pages 4 through 9 for performance of other share classes and more complete performance information.) For the period, the fund underperformed its primary benchmark, the Russell 2000 Index, which returned 24.65% and its secondary benchmark, the Goldman Sachs Technology Composite Index, which returned 24.33%. The fund also fell short of the 25.27% average return of its peers in the Lipper Science & Technology Funds category.1

1 The Lipper Science & Technology Funds category represents funds that invest at least 80% of their equity portfolios in science and technology stocks. It is not possible to invest directly in a Lipper category.

Q: Will you describe the market environment over the semiannual period?

A: Technology stocks had a good recovery this past half year. Following the conclusion of the main military offensive in Iraq, technology along with the broader stock market began to rally in April. Although the overall market continued to benefit during the semiannual period that began in June, small caps2 performed especially well as many investors chased smaller, cyclically sensitive3 stocks in anticipation of a general US economic recovery. Investors snapped up stocks in a fashion not seen for several years. Sometimes the purchases were based on sound fundamentals, though often it seemed investors were simply buying up stocks only because their prices were beaten down.

2 Market capitalization is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share. Small capitalization companies generally have a market capitalization between $250 million to $1 billion.
3 Describes companies and industries subject to a pattern (cycle) of growth and decline, often related to greater trends in the economy.

Q: How did the various subsectors within technology perform during the period?

A: As we mentioned, the Goldman Sachs Technology Composite Index returned 24.33% during the period. The performance of the various subsectors within the index formed an extreme dichotomy. The four big subsectors that represent the majority of the Goldman Sachs Technology Composite Index are software, computers and peripherals, communications equipment and semiconductors, which make up a little more than 80% of the benchmark. For the period, there was an enormous difference in subsector performance. On the one hand, the semiconductors subsector was up 48% and communications equipment was up 39%. On the other hand, the software subsector and the computer and peripherals subsector were up 9% and 10%, respectively. So, there was a large disparity in total returns for the subsectors.

Q: Will you describe what helped and hurt performance during the period?

A: As managers, we are mainly focused on adding value by individual stock selection, but to understand why the fund finished below the Goldman Sachs Technology Composite Index in this period, it helps to step back and look at the performance based on subsector allocation and stock selection within each subsector.

The fund was helped by its holdings in software and information technology (IT) services. We were hurt by stock selection in the two best-performing subsectors of the Goldman Sachs Technology Composite Index, namely semiconductors and communications equipment, due in large part to the fact that the portfolio didn't hold many of the smaller companies, which performed the strongest.

Looking more closely at the semiconductor sector, Intel provided a nice gain for the fund. Agere Systems Inc., a turnaround story, also contributed to performance. Although we were overweight4 in Intel Corp., which was up 61% for the period, it wasn't enough to make up for the portfolio's underweight in other areas of semiconductors.

4 "Overweight" means we hold a higher percentage of a particular security than its baseline representation in the benchmark index. "Underweight" means we hold a lower percentage than the benchmark representation.

Stock selection in software provided the most subsector outperformance relative to the secondary benchmark. The fund's holding in computer-security software provider Symantec Corp. did well due to heightened concern about criminal and terrorist attacks on computer systems. The fund's holding in enterprise applications maker PeopleSoft, Inc. was driven up following a bid from Oracle, Inc. to buy PeopleSoft, Inc. The computer storage industry continued to do well during the period, and VERITAS Software Corp., a provider of data storage and protection solutions, was up 37% and significantly benefited the portfolio.

In IT services, Accenture Ltd. was a strong contributor, although our general underweighting in IT services helped overall - for example, being underweight in First Data Corp.

In computers and peripherals, computer storage provider EMC Corp. continued to perform well and contributed to the fund. The fund was also helped by underweighting or excluding a number of companies that continued to do poorly, such as Hewlett-Packard Co.

In communications equipment, Corning, Inc. was a turnaround story and a big gainer for the portfolio. The company had large amounts of debt and also suffered from significant overcapacity in its core fiber end market. An enormous amount of fiber was put in the ground by various telecommunication companies during the boom of the late 1990s. When the telecom bubble burst, Corning, Inc. had to severely cut back its production. The recovery in Corning, Inc. stock has been driven by the increased demand for flat-panel screens for both laptops and desktops. Corning, Inc. is a big producer of components for these screens. Another part of the investment case for Corning, Inc. is that the fiber market is finally coming back, with additional demand aimed at feeding homes with broadband capacity for faster Internet access.

Regarding bad news in communications equipment, we didn't hold enough Motorola, Inc. Its stock did well on news that the company had jettisoned its controversial chief executive and had decided to pursue a breakup strategy. The fund was also hurt by a small overweight in Nokia Corp., which was down during the period, as investors worried that Nokia's profit margins would be squeezed. (As of 11/30/03, positions in Motorola, Inc. and Nokia Corp. were sold.)

In the interactive Internet area, the portfolio was hurt by an overweight in InterActiveCorp. Its stock fell during the period primarily because the markets didn't like its management's talk about more acquisitions rather than growing existing operations. Although eBay, Inc. was up 10%, it was still well shy of the secondary benchmark return.

Q: What are some of the themes or trends you saw emerge in technology this past year?

A: Wireless handset growth - As mentioned, the resumption of wireless growth in China, the new generation of wireless products and US wireless number portability have helped several of the smaller semiconductor companies that supply components to handsets and boosted expectations for other suppliers of handset intellectual property like QUALCOMM, Inc.

Wireless Internet access - We've witnessed the growth in wireless local area networks (WLANs), with Wi-Fi emerging as the dominant standard for this capability. WLANs enable users to sit down with their laptops in a coffee shop, for example, and get access to the Internet wirelessly. You've probably heard the term "hot spot" used to describe a wireless access location. WLANs have contributed to increased laptop sales and enhanced Intel's revenues, as its new chips have helped to enable this development.

Corporate IT spending - People are optimistic about corporate spending in 2004 and 2005, partially based on improved general economic prospects.

Internet business model maturity - While the Internet subsector is not huge in terms of market capitalization when compared with other areas of technology (currently representing roughly 5% of the benchmark), it is an interesting area. Our biggest Internet holding has been eBay, Inc., which contributed to fund returns. In the case of eBay, Inc., the promise of its business plan is finally coming to fruition; it's making decent profits and generating enormous cash flow. What has been driving this newfound success? We believe, first, general trends have been supportive, as people appear to be becoming more comfortable with the concept of buying merchandise and services over the Internet. Second, with the growth of broadband access, whether delivered by DSL or cable modems, people seem to have an improved experience as the Internet is delivered to them at a faster speed, so they seem to use it more and buy more. eBay, Inc. has benefited from both these general trends. It has also vastly expanded the number of categories of items that can be sold or auctioned on its site. For example, one of the big focuses in recent years has been used car sales. That's become a big business for eBay, Inc. The company has also experienced growth in international traffic. The international business has been growing faster than the US business, since many countries are coming from lower levels of Internet use, broadband adoption and overall customer comfort with e-commerce. The real beauty is that these Internet companies often seem able to leverage their existing resources to execute this revenue growth, which should, in turn, produce potentially substantial profit growth.

Q: Will you describe some of your latest ideas for the fund?

A: Generally, we aim to make money in the stock selection area rather than making big sector selection allocations, but from time to time, we will have a strong view on a particular sector versus the others. What we've been doing is revisiting and reanalyzing the areas where there has been a change in investor perception, such as communications equipment and the Internet companies. And we've been buying software stocks in the belief that software should benefit from increasing spending driven by business confidence.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Effective January 12, 2004, the following people handle the day-to-day management of the fund:

Ian Link

CFA, Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2004.

• Head of Technology Global Sector Team.

• Prior to joining Deutsche Asset Management, had 14 years of experience as senior vice president, fund manager, head of communications and technology teams and equity analyst for Franklin Templeton Investments.

• MBA, University of California, Berkeley.

Anne Meisner

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2001, after 9 years of experience at Goldman Sachs as vice president, both in the fixed income technology division, as well as in equity research as the lead Infrastructure Software analyst, previously serving as member of technical staff at Bell Communications Research (formerly Bell Labs).

• Analyst for global equity, Hardware and Software sector: New York.

• Joined the fund in 2003.

• MBA, Columbia University Business School.

• MS, Computer Science, Michigan State University.

Portfolio Summary November 30, 2003

Asset Allocation	11/30/03	5/31/03

Equity Securities	98%	97%
Cash Equivalents	1%	2%
Convertible Preferred Stocks	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/03	5/31/03

Information Technology	93%	84%
Consumer Discretionary	5%	9%
Industrials	1%	3%
Telecommunication Services	1%	-
Other	-	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2003 (57.5% of Portfolio)
1. Intel Corp. Designer, manufacturer and seller of computer components and related products	13.2%
2. Cisco Systems, Inc. Developer of computer network products	8.9%
3. International Business Machines Corp. Manufacturer of computers and provider of information processing services	8.1%
4. Microsoft Corp. Developer of computer software	7.9%
5. EMC Corp. Provider of enterprise storage systems, software, networks and services	4.4%
6. Dell, Inc. Developer and manufacturer of personal computers	3.4%
7. eBay, Inc. Provider of on-line auction services	3.1%
8. VERTIAS Software Corp. Developer of storage-related software	2.9%
9. Agilent Technologies, Inc. Provider of electronic measurement instruments	2.8%
10. Oracle Corp. Provider of database management software	2.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 97.4%
Consumer Discretionary 5.1%
Internet & Catalog Retail
eBay, Inc.*	124,300	6,942,155
InterActiveCorp.*	135,400	4,447,890
		11,390,045
Financials 0.0%
Hambrecht & Quist Group* (c)	140,000	7,000
Industrials 1.4%
Commercial Services & Supplies
First Data Corp.	82,200	3,111,270
Information Technology 90.2%
Communications Equipment 14.8%
ADTRAN, Inc.	2,900	190,878
Advanced Fibre Communications, Inc.*	6,400	143,040
Andrew Corp.*	8,300	97,691
Cisco Systems, Inc.*	879,400	19,927,204
Corning, Inc.*	341,300	3,911,298
Extreme Networks, Inc.*	8,800	86,328
Foundry Networks, Inc.*	9,500	250,420
InterDigital Communication Corp.*	4,000	81,920
Juniper Networks, Inc.*	26,600	501,942
Lucent Technologies, Inc.*	454,300	1,453,760
NetScreen Technologies, Inc.*	73,300	1,847,160
Nortel Networks Corp.*	275,900	1,244,309
Polycom, Inc.*	6,900	136,758
QUALCOMM, Inc.	47,700	2,125,035
Scientific-Atlanta, Inc.	10,300	297,464
Sonus Networks, Inc.*	16,700	152,638
Sycamore Networks, Inc.*	22,000	117,040
Tekelec*	3,900	65,130
Tellabs, Inc.*	29,500	236,000
UTStarcom, Inc.*	7,300	276,524
		33,142,539
Computers & Peripherals 18.3%
ATI Technologies, Inc.*	73,100	1,129,395
Dell, Inc.*	219,500	7,572,750
EMC Corp.*	715,400	9,829,596
Hewlett-Packard Co.	115,300	2,500,857
International Business Machines Corp.	201,300	18,225,702
Lexmark International, Inc.*	24,100	1,865,340
Pinnacle Systems, Inc.*	5,300	44,202
		41,167,842
Electronic Equipment & Instruments 2.8%
Agilent Technologies, Inc.*	222,500	6,292,300
Internet Software & Services 1.5%
Check Point Software Technologies Ltd.*	188,800	3,334,208
IT Consulting & Services 4.7%
Accenture Ltd. "A"*	223,300	5,560,170
Affiliated Computer Services, Inc. "A"*	98,400	4,933,776
		10,493,946
Semiconductor Equipment & Products 27.0%
Agere Systems, Inc. "A"*	640,200	2,266,308
Altera Corp.*	94,700	2,398,751
Applied Materials, Inc.*	232,300	5,644,890
Broadcom Corp. "A"*	31,000	1,129,330
Intel Corp.	885,200	29,592,236
Intersil Corp. "A"	90,900	2,400,669
Marvell Technology Group Ltd.*	94,200	3,719,958
Maxim Integrated Products, Inc.	51,700	2,692,536
National Semiconductor Corp.*	32,700	1,462,344
Novellus Systems, Inc.*	59,900	2,621,224
Samsung Electronics Co., Ltd.	2,930	1,133,439
Texas Instruments, Inc.	189,000	5,624,640
		60,686,325
Software 21.1%
Activision, Inc.*	89,800	1,373,940
BEA Systems, Inc.*	134,200	1,704,340
Intuit, Inc.*	69,100	3,474,348
Microsoft Corp.	693,000	17,810,100
Oracle Corp.*	518,300	6,224,783
PeopleSoft, Inc.*	184,900	3,910,635
Symantec Corp.*	136,800	4,491,144
TIBCO Software, Inc.*	323,600	1,893,060
VERITAS Software Corp.*	171,200	6,509,195
		47,391,545
Telecommunication Services 0.7%
Wireless Telecommunication Services
Telefonaktiebolaget LM Ericsson (ADR)*	98,500	1,599,640
Total Common Stocks (Cost $186,701,663)		218,616,660

Preferred Stock 0.2%
Information Technology 0.2%
Communications Equipment 0.1%
Chorum Technologies, Inc. "F"* (c)	981,012	245,253
Chorum Technologies, Inc.* (c)	580,046	145,012
		390,265
Electronic Equipment & Instruments 0.1%
Axsun "C"* (c)	642,674	170,951
Total Preferred Stock (Cost $19,049,998)		561,216

Convertible Preferred Stocks 1.3%
Information Technology
Electronic Equipment & Instruments
CiDRA Corp.* (c) (Cost $9,999,990)	111,111	2,805,553

	Principal Amount ($)	Value ($)

Convertible Bond 0.2%
Information Technology
Software
Kestrel Solution 144A, 5.5%, 7/15/2005* (Cost $5,900,000)	5,900,000	401,200

	Shares	Value ($)

Cash Equivalents 0.9%
Scudder Cash Management QP Trust, 1.09% (b) (Cost $2,044,693)	2,044,693	2,044,693
Total Investment Portfolio - 100.0% (Cost $223,696,344) (a)		224,429,322

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $225,825,727. At November 30, 2003, net unrealized depreciation for all securities based on tax cost was $1,396,405. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,250,530 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $41,646,935.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
Schedule of Restricted Securities
Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Axsun "C"	December 2000	7,500,006	170,951.08
Chorum Technologies, Inc. "F"	September 2000 to December 2001	9,999,993	245,253.11
Chorum Technologies, Inc.	September 2000 to December 2001	1,549,999	145,012.06
CiDRA Corp.	June 2000	9,999,990	2,805,553	1.24
Hambrecht & Quist Group	March 2000	7,000,000	7,000	-
Total Restricted Securities			3,373,769	1.49

Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Put Options Netscreen Technologies	447	December 2003	22.5	15,645
Total outstanding written options (Premiums received $24,826)				15,645

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $221,651,651)	$ 222,384,629
Investment in Scudder Cash Management QP Trust (cost $2,044,693)	2,044,693
Total investments in securities, at value (cost $223,696,344)	224,429,322
Receivable for investments sold	1,125,945
Dividends receivable	49,956
Interest receivable	2,082
Receivable for Fund shares sold	273,830
Due from Advisor	461,232
Other assets - Margin Deposits	1,005,750
Total assets	227,348,117
Liabilities
Payable for Fund shares redeemed	281,758
Written options, at value (premiums received $24,826)	15,645
Accrued management fee	168,848
Other accrued expenses and payables	108,325
Total liabilities	574,576
Net assets, at value	$ 226,773,541
Net Assets
Net assets consist of: Accumulated net investment loss	(1,380,655)
Net unrealized appreciation (depreciation) on: Investments:	732,978
Written options	9,181
Accumulated net realized gain (loss)	(365,711,999)
Paid-in capital	593,124,036
Net assets, at value	$ 226,773,541

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($4,175,414 / 302,707 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.79
Maximum offering price per share (100 / 94.25 of $13.79)	$ 14.63
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,088,334 / 80,998 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.44
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($911,486 / 67,825 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.44
Maximum offering price per share (100 / 99.00 of $13.44)	$ 13.58
Class AARP Net Asset Value, offering and redemption price (a) per share ($10,315,580 / 741,063 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.92
Class S Net Asset Value, offering and redemption price (a) per share ($210,282,727 / 15,124,554 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.90

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2003 (Unaudited)
Investment Income
Income: Dividends	$ 209,656
Interest - Scudder Cash Management QP Trust	15,562
Total Income	225,218
Expenses: Management fee	870,742
Administrative fee	717,233
Distribution service fees	11,666
Trustees' fees and expenses	6,450
Total expenses, before expense reductions	1,606,091
Expense reductions	(218)
Total expenses, after expense reductions	1,605,873
Net investment income (loss)	(1,380,655)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,127,398)
Written options	305,178
Foreign currency related transactions	(4,874)
Advisor reimbursement (Note G)	461,232
(1,365,862)
Net unrealized appreciation (depreciation) during the period on: Investments	43,646,090
Written options	9,181
43,655,271
Net gain (loss) on investment transactions	42,289,409
Net increase (decrease) in net assets resulting from operations	$ 40,908,754

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2003 (Unaudited)	Year Ended May 31, 2003
Operations: Net investment income (loss)	$ (1,380,655)	$ (1,656,004)
Net realized gain (loss) on investment transactions	(1,365,862)	(59,161,407)
Net unrealized appreciation (depreciation) on investment transactions during the period	43,655,271	50,668,392
Net increase (decrease) in net assets resulting from operations	40,908,754	(10,149,019)
Fund share transactions: Proceeds from shares sold	22,653,013	39,722,623
Cost of shares redeemed	(21,244,859)	(57,168,526)
Redemption fees	31,420	53,559
Net increase (decrease) in net assets from Fund share transactions	1,439,574	(17,392,344)
Increase (decrease) in net assets	42,348,328	(27,541,363)
Net assets at beginning of period	184,425,213	211,966,576
Net assets at end of period (including accumulated net investment loss of $1,380,655 at November 30, 2003)	$ 226,773,541	$ 184,425,213

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2003[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.30	$ 11.66	$ 20.73	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.10)	(.12)	(.15)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.59	(.24)	(8.93)	(8.35)
Total from investment operations	2.49	(.36)	(9.08)	(8.42)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 13.79	$ 11.30	$ 11.66	$ 20.73
Total Return (%)[d]	22.04e,f**	(3.09)	(43.75)	(28.89)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	2.8
Ratio of expenses before expense reductions (%)	1.76*	1.61	1.48	1.64*
Ratio of expenses after expense reductions (%)	1.74*	1.61	1.48	1.64*
Ratio of net investment income (loss) (%)	(1.52)*	(1.25)	(1.04)	(.74)*
Portfolio turnover rate (%)	123*	68	131	165
[a] For the six months ended November 30, 2003 (Unaudited).
[b] For the period December 29, 2000 (commencement of sales of Class A shares) to May 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
[e] Total return would have been lower had certain expenses not been reduced.
[f] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 21.86%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended May 31,	2003[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.49	$ 20.67	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.14)	(.19)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.52	(.24)	(8.93)	(8.35)
Total from investment operations	2.38	(.43)	(9.19)	(8.48)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 13.44	$ 11.06	$ 11.49	$ 20.67
Total Return (%)[d]	21.52e**	(3.74)	(44.41)	(29.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.8		.7	.1
Ratio of expenses before expense reductions (%)	2.54*	2.40	2.28	2.49*
Ratio of expenses after expense reductions (%)	2.54*	2.40	2.28	2.49*
Ratio of net investment income (loss) (%)	(2.32)*	(2.04)	(1.84)	(1.59)*
Portfolio turnover rate (%)	123*	68	131	165
[a] For the six months ended November 30, 2003 (Unaudited).
[b] For the period December 29, 2000 (commencement of sales of Class B shares) to May 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
[e] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 21.25%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended May 31,	2003[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.49	$ 20.67	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.14)	(.19)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.52	(.24)	(8.93)	(8.35)
Total from investment operations	2.38	(.43)	(9.19)	(8.48)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 13.44	$ 11.06	$ 11.49	$ 20.67
Total Return (%)[d]	21.52e**	(3.74)	(44.41)	(29.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.6		.5	.3
Ratio of expenses before expense reductions (%)	2.53*	2.38	2.26	2.46*
Ratio of expenses after expense reductions (%)	2.53*	2.38	2.26	2.46*
Ratio of net investment income (loss) (%)	(2.31)*	(2.02)	(1.82)	(1.56)*
Portfolio turnover rate (%)	123*	68	131	165
[a] For the six months ended November 30, 2003 (Unaudited).
[b] For the period December 29, 2000 (commencement of sales of Class C shares) to May 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
[e] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 21.34%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended May 31,	2003[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.39	$ 11.72	$ 20.77	$ 49.10
Income (loss) from investment operations: Net investment income (loss)[c]	(.08)	(.10)	(.12)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.61	(.23)	(8.94)	(25.80)
Total from investment operations	2.53	(.33)	(9.06)	(25.87)
Less distributions from: Net realized gains on investment transactions	-	-	-	(2.52)
Redemption fees	-***	-***	.01	.06
Net asset value, end of period	$ 13.92	$ 11.39	$ 11.72	$ 20.77
Total Return (%)	22.21d,e**	(2.82)	(43.57)	(54.17)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	7	7	12
Ratio of expenses before expense reductions (%)	1.55*	1.35	1.21	1.28*
Ratio of expenses after expense reductions	1.55*	1.35	1.21	1.28*
Ratio of net investment income (%)	(1.33)*	(.99)	(.77)	(.38)*
Portfolio turnover rate (%)	123*	68	131	165
[a] For the six months ended November 30, 2003 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
[e] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 22.04%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended May 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.38	$ 11.71	$ 20.76	$ 39.55	$ 19.31	$ 12.07
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.10)	(.12)	(.15)	(.34)	(.17)
Net realized and unrealized gain (loss) on investment transactions	2.60	(.23)	(8.94)	(16.15)	21.81	7.37
Total from investment operations	2.52	(.33)	(9.06)	(16.30)	21.47	7.20
Less distributions from: Net realized gains on investment transactions	-	-	-	(2.52)	(1.32)	-
Redemption fees	-***	-***	.01	.03	.09	.04
Net asset value, end of period	$ 13.90	$ 11.38	$ 11.71	$ 20.76	$ 39.55	$ 19.31
Total Return (%)	22.14c,d**	(2.82)	(43.59)	(43.13)	111.79	59.90[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	174	202	399	668	119
Ratio of expenses before expense reductions (%)	1.55*	1.35	1.21	1.41	1.31[f]	1.86
Ratio of expenses after expense reductions (%)	1.55*	1.35	1.21	1.41	1.30[f]	1.75
Ratio of net investment income (loss) (%)	(1.33)*	(.99)	(.77)	(.48)	(.91)	(1.11)
Portfolio turnover rate (%)	123*	68	131	165	83	135
[a] For the six months ended November 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
[d] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 21.97%.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.30% and 1.30%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Technology Innovation Fund (the "Fund") is a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $340,893,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010 ($259,067,000) and May 31, 2011 ($81,826,000), the respective expiration dates, whichever comes first.

From November 1, 2002 through May 31, 2003, the Fund incurred approximately $20,715,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (340,893,000)
Net unrealized appreciation (depreciation) on investments	$ (45,651,293)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended November 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $124,797,298 and $123,023,243, respectively.

For the six months ended November 30, 2003, transactions for written options were as follows:

	Contracts	Premiums Received ($)
Outstanding at May 31, 2003	-	-
Options written	9,353	492,656
Options closed	(4,695)	(291,563)
Options exercised	-	-
Options expired	(4,211)	(176,267)
Outstanding at November 30, 2003	447	24,826

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets, 0.75% of the next $500,000,000 of such net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.69%, 0.73%, 0.72%, 0.70% and 0.70% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide theses services. In addition, other service providers not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Trustees of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.52%, 1.58%, 1.57%, 1.55% and 1.55% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest).

For the six months ended November 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed	Unpaid at November 30, 2003
Class A	$ 11,735	$ (218)	$ 1,862
Class B	3,395	-	533
Class C	2,743	-	456
Class AARP	29,096	-	4,876
Class S	670,264	-	94,470
	$ 717,233	$ (218)	$ 102,197

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2003
Class B	$ 3,488	$ 621
Class C	2,858	537
	$ 6,346	$ 1,158

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2003	Effective Rate
Class A	$ 3,543	$ 588.21%
Class B	977	74.21%
Class C	800	45.21%
	$ 5,320	$ 707

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended November 30, 2003 aggregated $276 and $22, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2003, the CDSC for Class B and C shares aggregated $1,605 and $2, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2003, pursuant to the Administrative Agreement, no custody credits were earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2003		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	159,131	$ 2,011,805	519,471	$ 5,080,990
Class B	29,362	358,579	66,844	636,287
Class C	13,613	170,291	57,404	559,874
Class AARP	259,958	3,300,992	211,480	2,098,008
Class S	1,338,501	16,811,346	3,181,117	31,347,464
		$ 22,653,013		$ 39,722,623
Shares redeemed
Class A	(103,714)	$ (1,285,133)	(429,218)	$ (4,026,889)
Class B	(16,207)	(196,675)	(60,272)	(560,126)
Class C	(3,525)	(44,813)	(46,576)	(429,257)
Class AARP	(96,727)	(1,230,481)	(249,094)	(2,392,036)
Class S	(1,468,597)	(18,487,757)	(5,146,210)	(49,760,218)
		$ (21,244,859)		$ (57,168,526)
Redemption fees	-	$ 31,420	-	$ 53,559
Net increase (decrease)
Class A	55,417	$ 726,672	90,253	$ 1,054,101
Class B	13,155	161,904	6,572	76,161
Class C	10,088	125,478	10,828	130,617
Class AARP	163,231	2,077,228	(37,614)	(282,087)
Class S	(130,096)	(1,651,708)	(1,965,093)	(18,371,136)
		$ 1,439,574		$ (17,392,344)

G. Payments Made by Affiliates

During the period, the Advisor agreed to reimburse the Fund $461,232 for uninvested cash associated with a settled derivative transaction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SRIAX	SRIBX	SRICX
CUSIP Number	811196-765	811196-757	811196-740
Fund Number	451	651	751

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	STCHX	SCUTX
Fund Number	151	351

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Technology Innovation Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Technology Innovation Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               January 16, 2004
                                    --------------------------------------------